CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF

THE SARBANES-OXLEY ACT

I, James J. Tracy, Chief Executive Officer of the Consulting Group Capital Markets Funds (the “Registrant”), certify , pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant for the annual period ended August 31, 2007, as filed with the Securities and Exchange Commission on November     , 2007 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 7, 2007	/s/ James J. Tracy
James J. Tracy, Chief Executive Officer
(principal executive officer)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF

THE SARBANES-OXLEY ACT

I, James F. Walker, Chief Executive Officer of the Consulting Group Capital Markets Funds (the “Registrant”), certify , pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant for the annual period ended August 31, 2007, as filed with the Securities and Exchange Commission on November     , 2007 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 7, 2007	/s/ James F. Walker
James F. Walker, Chief Financial Officer
(principal financial officer)